                   INCORPORATED UNDER THE LAWS OF
                       THE STATE OF MARYLAND
                       RCM EQUITY FUNDS, INC.
                   RCM KLEINWORT BENSON EMERGING
                        MARKETS FUND SERIES



THIS CERTIFIES THAT ____________________________________ IS THE REGISTERED
HOLDER OF ____________________________________ SHARES OF THE RCM KLEINWORT
BENSON EMERGING MARKETS FUND SERIES COMMON STOCK OF RCM EQUITY FUNDS, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

     THIS ________ DAY OF _____________________ AD. ______________




__________________________     __________________________
      Secretary                       President



         SHARES               Par Value            EACH

                               $0.0001


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                                 CERTIFICATE
                                     FOR
                                   SHARES

                   RCM KLEINWORT BENSON EMERGING MARKETS FUND
                            SERIES COMMON STOCK OF
                            RCM EQUITY FUNDS, INC.

                   ISSUED TO:  ______________________________

                   DATED:  __________________________________

     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE
     BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCK HOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_______________________________________________________________________
_____________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

_________________________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ______________________________

In presence of __________________________________________________________